UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code:
Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: October 31
Date of reporting period: October 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason ClearBridge
Variable Mid Cap
Core Portfolio

Managed by CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to provide long-term growth of capital.

Portfolio name change

Prior November 2, 2009, the Portfolio was known as Legg Mason Partners Variable
Mid Cap Core Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	7

Portfolio expenses	8

Portfolio performance	10

Historical performance	11

Schedule of investments	12

Statement of assets and liabilities	17

Statement of operations	18

Statements of changes in net assets	19

Financial highlights	20

Notes to financial statements	22

Report of independent registered public accounting firm	33

Additional information	34

Important tax information	41

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended October 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s preliminary estimate for third quarter 2009 GDP growth was 2.8%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, it rose to 55.7 in October, its best reading since April 2006.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.2% in August 2009 versus the prior month. This marked the fourth straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.1% in September, the eighth consecutive monthly increase.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to

Legg Mason ClearBridge Variable Mid Cap Core Portfolio   I

Letter from the chairman continued

10.2% in October 2009, its highest level in more than twenty-six years. Since December 2007, the number of unemployed has risen by approximately 8.2 million and there have been twenty-two consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its November 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After a poor start, the U.S. stock market rallied and, overall, generated solid results during the twelve-month reporting period. Stock prices fell during three of the first four months of the reporting period. This was due to a number of factors, including the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply through the end of September, as the S&P 500 Indexvii (the “Index”) rose approximately 58% from its March low. The Index then fell 1.86% in October, its first monthly loss since February. The market’s strong rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index returned 9.80% over the twelve-month reporting period ended October 31, 2009.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000viii, Russell Midcapix and Russell 2000x Indices, returned 11.20%, 18.75% and 6.46%, respectively, during the twelve-month period ended October 31, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxi and Russell 3000 Valuexii Indices, returned 17.04% and 4.56%, respectively.

A special note regarding increased market volatility
Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to

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work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 27, 2009

Legg Mason ClearBridge Variable Mid Cap Core Portfolio   III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The Pending Home Sales Index is an index created by the National Association of Realtors that tracks home sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

[v]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

viii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

xi	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equities, or other investments with similar economic characteristics, of medium-sized companies. The Portfolio pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. We obtain market information about the universe of investment candidates and distill that information to cull prospective investments. We then establish market-implied growth and return expectations based on current trading price and challenge those expectations using our insight and proprietary analysis.

While markets are relatively efficient in the long term with economic fundamentals driving asset prices, market inefficiencies often occur as evidenced by the disproportionate volatility of stock prices relative to publicly available information. We believe our disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. The Portfolio’s reporting period was dominated by a remarkable set of conditions that heavily impacted performance in both positive and negative ways. The period began during the worst financial crisis since the Great Depression and included a major and historic disruption of the global stock and credit markets, a dramatic presidential election, record job losses, a Federal Reserve Board (“Fed”)i and U.S. Department of the Treasury thrust into the spotlight of national politics, and a significant reshaping of the financial services industry. It ended amidst a record-setting stock market rally and an economy expected to have, at least technically if not fully, emerged from a recession that began in December of 2007.

The domestic stock market was already in turmoil before the past fiscal year began. In hindsight, we can attribute the crisis largely to the initial bursting of the housing market bubble in 2007 and the subsequent devaluation of the collateralized debt obligations composed of the subprime mortgages that fueled the bubble.

In the fall of 2008, during the months prior to the start of the Portfolio’s reporting period, a rapidly unfolding series of events linked to the emerging credit market and liquidity crisis culminated in the collapse and/or distressed acquisitions of several major financial services companies and the failure of the prominent investment bank Lehman Brothers in the largest bankruptcy filing in U.S. history.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   1

Portfolio overview continued

During this time, the domestic stock market suffered record-breaking declines culminating in a historical market low on October 10, 2008, just a few weeks before the start of the reporting period. The leading stock indices rapidly recovered as much as 10% off of those lows before plunging again the following month to even greater depths on November 20, 2008. The indices saw a short-lived bear market rally through the end of calendar year 2008, but rapidly reversed course after the start of the new year and fell even further, setting what many now consider to be a durable bottom and a “generational” low on March 9, 2009 and marking the inflection point of the new stock market rally.

This powerful and sustained rally following the March low generated seven consecutive months of gains for the broad S&P 500 Indexii, which returned 55.31% from the March 9th bottom through the end of October—the best advance the S&P 500 Index has seen since 1938. The blue-chip Dow Jones Industrial Average (“DJIA”)iii rose 51.13% from its twelve-year low in March through the end of the reporting period, and the technology-oriented NASDAQ Composite Index (“NASDAQ”)iv gained 62.07% for the same period. Only in October did the rally let up, with the DJIA essentially flat for the month and both the S&P 500 Index and NASDAQ declining.

Stock market volatility, as measured by the Volatility Index (“VIX”)v — often referred to as the “fear index”—set a record high at the start of the period in November 2008 and remained elevated over much of the reporting period. However, the overall trend during the period was downwards and, by the close of the period, the VIX fell to a range within historical norms, 50% below its peak.

Preliminary estimates of third quarter 2009 U.S. growth domestic product (“GDP”)vi data released in November indicated that the economy had grown by an annual rate of 2.8%, technically marking the end of the so-called Great Recession. However, disappointing data for other key economic indicators, including an unemployment rate of 10.2%—the highest since 1983—left many in the market with doubts about the strength and pace of the overall economic recovery and the long-term viability of the present bull market.

Q. How did we respond to these changing market conditions?
A. Our investment process incorporates a philosophy and process designed to minimize emotional responses to changing market dynamics. Through our quantitative and fundamental analysis, we focus on companies with what we believe to be attractive valuations, strong fundamentals and management teams that exercise capital discipline. This core strategy, which we expect to drive excellent results through an economic cycle, did not change as a result of the changing market conditions. Additionally, we aim to source the majority of our risk from stock selection, where we believe we can add the most value, and attempt to minimize factor risk that is most influenced by macroeconomic conditions, where we believe we have less of a competitive advantage.

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Performance review
For the twelve months ended October 31, 2009, Class I shares of Legg Mason ClearBridge Variable Mid Cap Core Portfolio1 returned 17.39%. The Portfolio’s unmanaged benchmark, the S&P MidCap 400 Indexvii, returned 18.18% over the same time frame. The Lipper Variable Mid-Cap Core Funds Category Average2 returned 18.79% for the same period.

   PERFORMANCE SNAPSHOT as of October 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Variable Mid Cap Core Portfolio[1] — Class I Shares	16.08%	17.39%

S&P MidCap 400 Index	18.40%	18.18%

Lipper Variable Mid-Cap Core Funds Category Average[2]	20.05%	18.79%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Class II shares returned 16.02% over the six months ended October 31, 2009. Class II shares returned 17.12% over the twelve months ended October 31, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

   TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated February 28, 2009, the gross total operating expense ratios for Class I and Class II shares were 0.91% and 3.25%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.95% for Class I shares and 1.25% for Class II shares. These expense limitations may be reduced or terminated at any time.

Q. What were the leading contributors to performance?
A. The Portfolio’s overall sector allocation made a positive contribution to performance relative to the benchmark. In particular, the Portfolio’s underweight positions in the Financials and Consumer Staples sectors and its overweight position in the Industrials sector made positive contributions

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 93 funds for the six-month period and among the 90 funds for the twelve-month period in the Portfolio’s Lipper category.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   3

Portfolio overview continued

to relative performance for the reporting period. Additionally, the Portfolio’s stock selection in the Information Technology (“IT”), Financials, Materials and Consumer Discretionary sectors also helped relative performance. In terms of individual holdings, leading contributors to performance included Palm Inc. in the IT sector, CarMax Inc., American Eagle Outfitters Inc. and Li Ning Co., Ltd., all in the Consumer Discretionary sector and TD Ameritrade Holding Corp. in the Financials sector.

Q. What were the leading detractors from performance?
A. The Portfolio’s overall stock selection during the period detracted from performance relative to the benchmark. In particular, the Portfolio’s stock selection in the Health Care, Industrials, Energy, Utilities and Consumer Staples sectors detracted from relative performance. Additionally, the Portfolio’s cash position, its underweight positions in the Materials and Consumer Discretionary sectors and its overweight position in the Health Care sector detracted from relative performance. In terms of individual holdings, leading detractors from performance for the period included Hexcel Corp. in the Industrials sector, XenoPort Inc., Pharmaceutical Product Development Inc. and WuXi PharmaTech Cayman Inc. (ADR), all in the Health Care sector, and Hudson City Bancorp Inc. in the Financials sector.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. During the reporting period, we closed our existing positions in Tempur-Pedic International Inc., Warner Music Group Corp., BorgWarner Inc. and Toll Brothers Inc., all in the Consumer Discretionary sector; Highlands Acquisition Corp. and Hudson City Bancorp Inc., both in the Financials sector; WuXi PharmaTech Cayman Inc. (ADR) in the Health Care sector; El Paso Corp., Newfield Exploration Co. and Comstock Resources Inc., all in the Energy sector; Hexcel Corp. and R.R. Donnelley & Sons Co., both in the Industrials sector; Comverse Technology Inc. and Digital River Inc., both in the IT sector and CenterPoint Energy Inc. in the Utilities sector. We established new positions in Blackboard Inc. in the IT sector; Baker Hughes Inc. and Petrohawk Energy Corp., both in the Energy sector; Allegheny Technologies Inc., Agnico-Eagle Mines Ltd. and Rockwood Holdings Inc., all in the Materials sector; Hibbett Sports Inc., Tractor Supply Co., Bally Technologies Inc., Children’s Place Retail Stores Inc., Family Dollar Stores Inc. and AnnTaylor Stores Corp., all in the Consumer Discretionary sector; Onyx Pharmaceuticals Inc., OSI Pharmaceuticals Inc. and XenoPort Inc., all in the Health Care sector; Great Plains Energy Inc. in the Utilities sector; TD Ameritrade Holding Corp., Annaly Capital Management Inc., Arch Capital Group Ltd., Alexandria Real Estate Equities Inc., Signature Bank, Chimera Investment Corp. and Health Care

4   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

REIT Inc., all in the Financials sector; and Pantry Inc. in the Consumer Staples sector.

Thank you for your investment in Legg Mason ClearBridge Variable Mid Cap Core Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Brian M. Angerame Portfolio Manager ClearBridge Advisors, LLC	Derek J. Deutsch, CFA Portfolio Manager ClearBridge Advisors, LLC

November 24, 2009

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   5

Portfolio overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Invesco Ltd. (2.3%), Shire Ltd., ADR (2.3%), Casey’s General Stores Inc. (2.2%), Autodesk Inc. (2.2%), AmerisourceBergen Corp. (2.1%), Mednax Inc. (2.1%), Quanta Services Inc. (2.1%), Lam Research Corp. (2.0%), Blackboard Inc. (2.0%) and Check Point Software Technologies Ltd. (2.0%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of October 31, 2009 were: Information Technology (17.1%), Financials (17.1%), Consumer Discretionary (14.7%), Health Care (13.0%) and Industrials (12.6%). The Portfolio’s composition is subject to change at any time.

RISKS: Mid-cap stocks may be more volatile than large-cap stocks. Additionally, the Portfolio’s performance may be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv	The NASDAQ Composite Index (“NASDAQ”) is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

[v]	VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

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Portfolio at a glance† (unaudited)

   INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Portfolio’s investments as of October 31, 2009 and October 31, 2008. The Portfolio is actively managed. As a result, the composition of the Portfolio investments is subject to change at any time.

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Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the six months ended October 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

		BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
Class I	16.08%	$1,000.00	$1,160.80	0.95%	$5.17

Class II	16.02	1,000.00	1,160.20	1.25	6.81

[1]	For the six months ended October 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

	HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
Class I	5.00%	$1,000.00	$1,020.42	0.95%	$4.84

Class II	5.00	1,000.00	1,018.90	1.25	6.36

[1]	For the six months ended October 31, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   9

Portfolio performance (unaudited)

   AVERAGE ANNUAL TOTAL RETURNS1

	CLASS I	CLASS II
Twelve Months Ended 10/31/09	17.39%	17.12%

Five Years Ended 10/31/09	3.04	N/A

Inception* through 10/31/09	4.38	-10.95

   CUMULATIVE TOTAL RETURN1

Class I (Inception date of 11/1/99 through 10/31/09)	53.53%

Class II (Inception date of 5/21/07 through 10/31/09)	-24.70

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates are November 1, 1999 and May 21, 2007 for Class I and Class II shares, respectively.

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Historical performance (unaudited)

   VALUE OF $10,000 INVESTED IN CLASS I SHARES OF LEGG MASON CLEARBRIDGE VARIABLE MID CAP
   CORE PORTFOLIO VS. S&P MIDCAP 400 INDEX† — November 1, 1999 - October 2009

†	Hypothetical illustration of $10,000 invested in Class I shares of Legg Mason ClearBridge Variable Mid Cap Core Portfolio at inception on November 1, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2009. The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   11

Schedule of investments
October 31, 2009

   LEGG MASON CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCKS — 96.0%

CONSUMER DISCRETIONARY — 14.7%

	Hotels, Restaurants & Leisure — 2.7%
26,490	Bally Technologies Inc.*	$1,043,441

13,760	Ctrip.com International Ltd., ADR*	736,711

	Total Hotels, Restaurants & Leisure	1,780,152
	Household Durables — 0.7%
11,040	Mohawk Industries Inc.*	472,843
	Leisure Equipment & Products — 1.6%
385,000	Li Ning Co., Ltd.(a)	1,038,182
	Multiline Retail — 1.0%
24,000	Family Dollar Stores Inc.	679,200
	Specialty Retail — 8.7%
58,720	American Eagle Outfitters Inc.	1,027,013

47,000	AnnTaylor Stores Corp.*	609,590

31,640	Children’s Place Retail Stores Inc.*	995,078

61,810	Hibbett Sports Inc.*	1,158,319

15,450	Sherwin-Williams Co.	881,268

23,670	Tractor Supply Co.*	1,058,049

	Total Specialty Retail	5,729,317

	TOTAL CONSUMER DISCRETIONARY	9,699,694

CONSUMER STAPLES — 3.2%

	Food & Staples Retailing — 3.2%
46,360	Casey’s General Stores Inc.	1,461,731

46,450	Pantry Inc.*	655,409

	TOTAL CONSUMER STAPLES	2,117,140

ENERGY — 6.6%

	Energy Equipment & Services — 5.0%
30,910	Baker Hughes Inc.	1,300,384

33,110	Bristow Group Inc.*	965,156

7,150	Diamond Offshore Drilling Inc.	681,038

79,470	ION Geophysical Corp.*	304,370

	Total Energy Equipment & Services	3,250,948
	Oil, Gas & Consumable Fuels — 1.6%
45,480	Petrohawk Energy Corp.*	1,069,689

	TOTAL ENERGY	4,320,637

See Notes to Financial Statements.

12   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

   LEGG MASON CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

SHARES	SECURITY	VALUE

FINANCIALS — 17.1%

	Capital Markets — 4.3%
72,850	Invesco Ltd.	$1,540,778

66,230	TD Ameritrade Holding Corp.*	1,278,239

	Total Capital Markets	2,819,017
	Commercial Banks — 1.7%
35,000	Signature Bank*	1,104,600
	Insurance — 5.1%
25,610	Allied World Assurance Holdings Ltd.	1,146,303

15,010	Arch Capital Group Ltd.*	1,011,224

15,450	PartnerRe Ltd.	1,181,616

	Total Insurance	3,339,143
	Real Estate Investment Trusts (REITs) — 4.9%
16,000	Alexandria Real Estate Equities Inc.	866,720

61,810	Annaly Capital Management Inc.	1,045,207

167,780	Chimera Investment Corp.	585,552

11,040	Health Care REIT Inc.	489,845

39,840	Mission West Properties Inc.	264,936

	Total Real Estate Investment Trusts (REITs)	3,252,260
	Thrifts & Mortgage Finance — 1.1%
46,450	People’s United Financial Inc.	744,594

	TOTAL FINANCIALS	11,259,614

HEALTH CARE — 13.0%

	Biotechnology — 3.1%
38,850	Onyx Pharmaceuticals Inc.*	1,033,410

13,250	OSI Pharmaceuticals Inc.*	426,915

17,660	Vertex Pharmaceuticals Inc.*	592,669

	Total Biotechnology	2,052,994
	Health Care Providers & Services — 5.3%
63,580	AmerisourceBergen Corp.	1,408,297

22,080	Magellan Health Services Inc.*	709,430

26,930	Mednax Inc.*	1,398,206

	Total Health Care Providers & Services	3,515,933
	Life Sciences Tools & Services — 0.9%
27,000	Pharmaceutical Product Development Inc.	581,850
	Pharmaceuticals — 3.7%
70,640	Elan Corp. PLC, ADR*	384,988

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   13

Schedule of investments continued
October 31, 2009
   LEGG MASON CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

SHARES	SECURITY	VALUE
	Pharmaceuticals — 3.7% continued

28,700	Shire Ltd., ADR	$1,529,710

29,670	XenoPort Inc.*	495,786

	Total Pharmaceuticals	2,410,484

	TOTAL HEALTH CARE	8,561,261

INDUSTRIALS — 12.6%

	Aerospace & Defense — 1.8%
15,890	L-3 Communications Holdings Inc.	1,148,688
	Commercial Services & Supplies — 2.7%
47,680	Corrections Corporation of America*	1,141,459

38,410	Covanta Holding Corp.*	659,884

	Total Commercial Services & Supplies	1,801,343
	Construction & Engineering — 3.4%
65,000	Quanta Services Inc.*	1,378,000

32,150	Shaw Group Inc.*	824,969

	Total Construction & Engineering	2,202,969
	Industrial Conglomerates — 1.6%
48,570	McDermott International Inc.*	1,079,711
	Machinery — 3.1%
36,000	AGCO Corp.*	1,011,960

19,870	Parker Hannifin Corp.	1,052,315

	Total Machinery	2,064,275

	TOTAL INDUSTRIALS	8,296,986

INFORMATION TECHNOLOGY — 17.1%

	Communications Equipment — 1.6%
40,620	Juniper Networks Inc.*	1,036,216
	Computers & Peripherals — 0.8%
46,000	Palm Inc.*	534,060
	Internet Software & Services — 1.9%
55,190	VeriSign Inc.*	1,258,884
	IT Services — 1.8%
54,740	Fidelity National Information Services Inc.	1,191,142

	Semiconductors & Semiconductor Equipment — 3.2%
39,740	Lam Research Corp.*	1,340,033

34,000	Microchip Technology Inc.	814,640

	Total Semiconductors & Semiconductor Equipment	2,154,673
	Software — 7.8%
57,400	Autodesk Inc.*	1,430,982

37,090	Blackboard Inc.*	1,315,582

See Notes to Financial Statements.

14   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

   LEGG MASON CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

SHARES	SECURITY	VALUE
	Software — 7.8% continued

41,940	Check Point Software Technologies Ltd.*	$1,303,076

39,740	MICROS Systems Inc.*	1,069,801

	Total Software	5,119,441

	TOTAL INFORMATION TECHNOLOGY	11,294,416

MATERIALS — 6.1%

	Chemicals — 2.8%
44,150	Celanese Corp., Series A Shares	1,211,918

33,000	Rockwood Holdings Inc.*	656,040

	Total Chemicals	1,867,958
	Metals & Mining — 3.3%
16,780	Agnico-Eagle Mines Ltd.	898,233

40,180	Allegheny Technologies Inc.	1,239,955

	Total Metals & Mining	2,138,188

	TOTAL MATERIALS	4,006,146

UTILITIES — 5.6%

	Electric Utilities — 2.9%
37,530	Allegheny Energy Inc.	856,435

59,600	Great Plains Energy Inc.	1,031,080

	Total Electric Utilities	1,887,515
	Independent Power Producers & Energy Traders — 1.5%
41,940	NRG Energy Inc.*	964,201
	Multi-Utilities — 1.2%
15,890	Sempra Energy	817,540

	TOTAL UTILITIES	3,669,256

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $60,913,767)	63,225,150

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   15

Schedule of investments continued
October 31, 2009
   LEGG MASON CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT — 3.0%

	Repurchase Agreement — 3.0%
$1,942,000	Interest in $150,053,000 joint tri-party repurchase agreement dated 10/30/09 with Deutsche Bank Securities Inc., 0.060% due 11/2/09; Proceeds at maturity — $1,942,010; (Fully collateralized by various U.S. government agency obligations, 3.000% to 5.500% due 8/20/12 to 9/3/13; Market value — $1,980,850) (Cost — $1,942,000)	$1,942,000

	TOTAL INVESTMENTS — 99.0% (Cost — $62,855,767#)	65,167,150

	Other Assets in Excess of Liabilities — 1.0%	659,601

	TOTAL NET ASSETS — 100.0%	$65,826,751

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $63,431,684.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

16   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

Statement of assets and liabilities
October 31, 2009

ASSETS:

Investments, at value (Cost — $62,855,767)	$65,167,150

Cash	117

Receivable for securities sold	975,015

Dividends and interest receivable	31,733

Total Assets	66,174,015

LIABILITIES:

Payable for securities purchased	172,010

Investment management fee payable	51,220

Trustees’ fees payable	23,133

Payable for Portfolio shares repurchased	20,731

Distribution fees payable	1,811

Accrued expenses	78,359

Total Liabilities	347,264

TOTAL NET ASSETS	$65,826,751

NET ASSETS:

Par value (Note 7)	$67

Paid-in capital in excess of par value	79,390,623

Undistributed net investment income	144,953

Accumulated net realized loss on investments and foreign currency transactions	(16,020,275)

Net unrealized appreciation on investments	2,311,383

TOTAL NET ASSETS	$65,826,751

Shares Outstanding:

Class I	5,932,755

Class II	718,392

Net Asset Value:

Class I	$9.89

Class II	$9.92

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   17

Statement of operations
For the Year Ended October 31, 2009

INVESTMENT INCOME:

Dividends	$985,264

Interest	6,234

Total Investment Income	991,498

EXPENSES:

Investment management fee (Note 2)	471,180

Shareholder reports (Note 5)	56,684

Legal fees	39,341

Audit and tax	31,926

Distribution fees (Notes 2 and 5)	17,924

Transfer agent fees (Note 5)	6,761

Trustees’ fees	6,323

Insurance	5,101

Custody fees	4,922

Miscellaneous expenses	5,097

Total Expenses	645,259

Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(26,923)

Net Expenses	618,336

NET INVESTMENT INCOME	373,162

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions	(11,275,690)

Foreign currency transactions	66

Net Realized Loss	(11,275,624)

Change in Net Unrealized Appreciation/Depreciation From Investments	20,865,245

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	9,589,621

INCREASE IN NET ASSETS FROM OPERATIONS	$9,962,783

See Notes to Financial Statements.

18   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008
OPERATIONS:

Net investment income	$373,162	$112,895

Net realized loss	(11,275,624)	(4,758,841)

Change in net unrealized appreciation/depreciation	20,865,245	(33,583,115)

Increase (Decrease) in Net Assets From Operations	9,962,783	(38,229,061)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):

Net investment income	(160,001)	(450,008)

Net realized gains	—	(20,722,531)

Decrease in Net Assets From Distributions to Shareholders	(160,001)	(21,172,539)

PORTFOLIO SHARE TRANSACTIONS (NOTE 7):

Net proceeds from sale of shares	2,726,691	9,563,637

Reinvestment of distributions	160,001	21,172,539

Cost of shares repurchased	(13,882,376)	(23,077,516)

Increase (Decrease) in Net Assets From Portfolio Share Transactions	(10,995,684)	7,658,660

DECREASE IN NET ASSETS	(1,192,902)	(51,742,940)

NET ASSETS:

Beginning of year	67,019,653	118,762,593

End of year*	$65,826,751	$67,019,653

* Includes undistributed net investment income of:	$144,953	$23,601

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   19

Financial highlights

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:

CLASS I SHARES	2009[1]	2008[1]	2007[1]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$8.45	$16.28	$15.68	$14.76	$13.14

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.05	0.02	0.07	0.08	0.06

Net realized and unrealized gain (loss)	1.41	(4.85)	2.61	2.05	1.56

Total income (loss) from operations	1.46	(4.83)	2.68	2.13	1.62

LESS DISTRIBUTIONS FROM:

Net investment income	(0.02)	(0.06)	(0.09)	(0.09)	—

Net realized gains	—	(2.94)	(1.99)	(1.12)	—

Total distributions	(0.02)	(3.00)	(2.08)	(1.21)	—

NET ASSET VALUE, END OF YEAR	$9.89	$8.45	$16.28	$15.68	$14.76

Total return[3]	17.39%	(35.63)%	18.79%	15.22%	12.33%

NET ASSETS, END OF YEAR (MILLIONS)	$59	$60	$119	$120	$121

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.99%	0.97%	0.93%[4]	0.84%	0.82%

Net expenses[5]	0.95 [6]	0.90 [6]	0.88 [4,6]	0.84 [6]	0.82

Net investment income	0.63	0.13	0.48	0.54	0.44

PORTFOLIO TURNOVER RATE	53%	75%	62%	71%	107%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 30, 2007.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.92% and 0.88%, respectively.

[5]	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.95% until December 31, 2011.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
    EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS II SHARES[1]	2009	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$8.47	$16.27	$16.27

INCOME (LOSS) FROM OPERATIONS:

Net investment income (loss)	0.03	(0.09)	0.01

Net realized and unrealized gain (loss)	1.42	(4.76)	(0.01)

Total income (loss) from operations	1.45	(4.85)	0.00 [3]

LESS DISTRIBUTIONS FROM:

Net investment income	—	(0.01)	—

Net realized gains	—	(2.94)	—

Total distributions	—	(2.95)	—

NET ASSET VALUE, END OF YEAR	$9.92	$8.47	$16.27

Total return[4]	17.12%	(35.70)%	0.00%

NET ASSETS, END OF YEAR (000s)	$7,124	$6,905	$118

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.35%	3.25%	1.81%[5]

Net expenses[6,7]	1.25	1.25	1.24 [5]

Net investment income (loss)	0.31	(1.10)	0.18 [5]

PORTFOLIO TURNOVER RATE	53%	75%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 21, 2007 (inception date) to October 31, 2007.

[3]	Amount represents less than $0.01 per share.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares will not exceed 1.25% until December 31, 2011.

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   21

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason ClearBridge Variable Mid Cap Core Portfolio (formerly known as Legg Mason Partners Variable Mid Cap Core Portfolio) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pensions or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 15, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

22   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		OTHER SIGNIFICANT	SIGNIFICANT
	QUOTED PRICES	OBSERVABLE INPUTS	UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Common stocks†:

Consumer discretionary	$8,661,512	$1,038,182	—	$9,699,694

Other common stocks	53,525,456	—	—	53,525,456

Total common stocks	$62,186,968	$1,038,182	—	$63,225,150

Short-term investment†	—	1,942,000	—	1,942,000

Total	$62,186,968	$2,980,182	—	$65,167,150

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   23

Notes to financial statements continued

based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign risk. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

24   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   25

Notes to financial statements continued

	UNDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENT INCOME	REALIZED LOSS
(a)	$(91,809)	$91,809

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of certain investments.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I and Class II shares will not exceed 0.95% and 1.25%, respectively, until December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended October 31, 2009, LMPFA waived and/or reimbursed a portion of its fee in the amount of $26,923.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

26   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

3. Investments
During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$31,652,541

Sales	38,578,035

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,764,273

Gross unrealized depreciation	(6,028,807)

Net unrealized appreciation	$1,735,466

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2009, the Portfolio did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements
The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average net assets of the class. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2009, class specific expenses were as follows:

	DISTRIBUTION	TRANSFER AGENT	SHAREHOLDER REPORTS
	FEES	FEES	EXPENSES*
Class I	—	$3,720	$45,191

Class II	$17,924	3,041	11,493

Total	$17,924	$6,761	$56,684

*	For the period November 1, 2008, through September 14, 2009. Subsequent to September 14, 2009, these expenses were accrued as common portfolio expenses.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   27

Notes to financial statements continued

For the year ended October 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/
REIMBURSEMENTS
Class I	$19,590

Class II	7,333

Total	$26,923

6. Distributions to shareholders by class

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2009	OCTOBER 31, 2008
Net Investment Income:
Class I	$160,001	$449,935

Class II	—	73

Total	$160,001	$450,008

Net Realized Gains:
Class I	—	$20,698,986

Class II	—	23,545

Total	—	$20,722,531

7. Shares of beneficial interest
At October 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED		YEAR ENDED
	OCTOBER 31, 2009		OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class I

Shares sold	117,888	$1,002,576	66,273	$764,049

Shares issued on reinvestment	20,619	160,001	1,690,561	21,148,922

Shares repurchased	(1,318,790)	(11,088,892)	(1,932,274)	(22,957,684)

Net decrease	(1,180,283)	$(9,926,315)	(175,440)	$(1,044,713)

Class II

Shares sold	202,649	$1,724,115	817,281	$8,799,588

Shares issued on reinvestment	—	—	1,882	23,617

Shares repurchased	(299,460)	(2,793,484)	(11,187)	(119,832)

Net increase (decrease)	(96,811)	$(1,069,369)	807,976	$8,703,373

28   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

8. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$160,001	$6,967,678

Net long-term capital gains	—	14,204,861

Total taxable distributions	$160,001	$21,172,539

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$203,834

Capital loss carry forward*	(15,535,849)

Other book/tax temporary differences(a)	32,610

Unrealized appreciation/(depreciation)(b)	1,735,466

Total accumulated earnings/(losses) — net	$(13,563,939)

*	As of October 31, 2009, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2016	$(4,472,031)

10/31/2017	(11,063,818)

$(15,535,849)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax difference in the timing of the deductibility of various expenses and book/tax differences in the treatment of certain investments.

(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”),

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   29

Notes to financial statements continued

the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also

30   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds. On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   31

Notes to financial statements continued

behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Other shareholder information
At the August 2009 meeting, the Board of Trustees approved changing the Portfolio’s fiscal year end from October 31st to December 31st. This change will result in a “stub period” annual report being produced for the two-month period ending December 31, 2009.

32   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason ClearBridge Variable Mid Cap Core Portfolio (formerly Legg Mason Partners Variable Mid Cap Core Portfolio), a series of Legg Mason Partners Variable Equity Trust, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Variable Mid Cap Core Portfolio as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 15, 2009

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   33

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Variable Mid Cap Core Portfolio (formerly known as Legg Mason Partners Variable Mid Cap Core Portfolio) (the “Portfolio”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years [their titles may have varied during that period], the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

ANDREW L. BREECH

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

34   Legg Mason ClearBridge Variable Mid Cap Core Portfolio

DWIGHT B. CRANE

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

ROBERT M. FRAYN, JR.

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

FRANK G. HUBBARD

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

Legg Mason ClearBridge Variable Mid Cap Core Portfolio   35

Additional information (unaudited) continued
Information about Trustees and Officers

HOWARD J. JOHNSON

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

DAVID E. MARYATT

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

JEROME H. MILLER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

36   Legg Mason ClearBridge Variable Mid Cap Core Portfolio

KEN MILLER

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

JOHN J. MURPHY

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee; Consulting Group Capital Markets Funds; (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

THOMAS F. SCHLAFLY

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Hush Blackwell Sanders LLP (law firm) and its predecessor firms (prior to May 2009)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

Legg Mason ClearBridge Variable Mid Cap Core Portfolio   37

Additional information (unaudited) continued
Information about Trustees and Officers

JERRY A. VISCIONE

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CFM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	135

Other board member- ships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

38   Legg Mason ClearBridge Variable Mid Cap Core Portfolio

TED P. BECKER Legg Mason 620 Eight Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Legg Mason ClearBridge Variable Mid Cap Core Portfolio   39

Additional information (unaudited) continued
Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

40   Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2009:

Record date:	12/18/2008

Payable date:	12/19/2008

Dividends qualifying for the dividends received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio   41

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Legg Mason ClearBridge
Variable Mid Cap Core Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investors Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, Massachusetts 02171

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason ClearBridge Variable Mid Cap Core Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for general information of the shareholders of Legg Mason ClearBridge Variable Mid Cap Core Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010540 12/09 SR09-962

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $146,300 in 2008 and $152,500 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $149 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,750 in 2008 and $18,500 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: December 29, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date: December 29, 2009

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust

Date: December 29, 2009